ALPINE INCOME TRUST

Alpine Ultra Short Municipal Income Fund

(the “Target Fund”)

Supplement dated April 30, 2018 (the “Supplement”), to the Combined Proxy Statement/Prospectus dated March 16, 2018 (the “Combined Proxy Statement/Prospectus”)

The contingent deferred sales charge for the Aberdeen Ultra Short Municipal Income Fund (the  “Acquiring Fund”) has been eliminated and the Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price) of the Acquiring Fund’s shares has been reduced to be consistent with that of the Target Fund.  Accordingly, disclosures in the Combined Proxy Statement/Prospectus are replaced or revised as provided below.

The following replaces the first two sentences in the fourth paragraph under “How do the fees of the Acquiring Funds compare to those of the Target Funds?” under “COMMON QUESTIONS ABOUT THE PROPOSED REORGANIZATIONS”  on page 3 of the “IMPORTANT NEWS FOR SHAREHOLDERS” information immediately preceding the Combined Proxy Statement/Prospectus:

Class A shares of the Target Funds and Class A Shares of the Acquiring Funds have slightly different contingent deferred sales charges. Class A shares of the Aberdeen Ultra Short Municipal Income Fund do not have a contingent deferred sales charge, while Class A shares of the Aberdeen High Yield Managed Duration Municipal Fund have a contingent deferred sales charge of 0.75% and the remaining Acquiring Funds have a contingent deferred sales charge of 1.00%.

The expenses  for the Target Fund and the pro forma expenses of the Acquiring Fund based on actual expenses that were applicable to the Target Funds for the year ended October 31, 2017 under “What are the fees and expenses of the Target Funds compared to the Acquiring Funds” beginning on page 17 are replaced with the following:

Alpine/Aberdeen Ultra Short Municipal Income Funds

Shareholder Fees	Alpine Ultra Short Municipal Income Fund		Aberdeen Ultra Short Municipal Income Fund Pro forma		Alpine Ultra Short Municipal Income Fund		Aberdeen Ultra Short Municipal Income Fund Pro forma
(fees paid directly from your investment)	Class A Shares		Class A Shares		Institutional Class Shares		Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	0.50	%(1)	0.50	%(1)	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None		None		None		None
Small Account Fee(2)	None		$20		None		$20
Redemption Fee (as a percentage of amount redeemed within less than 30 days of purchase)	0.25%		None		0.25%		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%		0.50%		0.50%		0.50%
Distribution and/or Service (12b-1) Fees	0.25%		0.25%		None		None
Other Expenses(3)	0.15%		0.20%		0.15%		0.20%
Total Annual Fund Operating Expenses	0.90%		0.95%		0.65%		0.70%
Less: Amount of Fee Limitations/Expense Reimbursements	0.20	%(4)	0.25	%(5)	0.20	%(4)	0.25	%(5)
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	0.70%		0.70%		0.45%		0.45%

(1)  The 0.50% sales charge is waived on shares purchased through certain financial intermediaries that have entered into contractual agreements with the Fund’s Distributor, and for purchases of $250,000 or greater.

(2)  Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses.

(3)  It is anticipated that the Fund will acquire all of the assets and liabilities of the Alpine Ultra Short Municipal Income Fund (the “Predecessor Fund”), a series of Alpine Income Trust, in connection with a reorganization that is expected to close in early- to mid-2018. The Predecessor Fund operated as a series of Alpine Equity Trust prior to the closing of the reorganization. Accordingly, “Other Expenses” have been restated to reflect estimated expenses expected to be incurred by the Fund for the current fiscal year.

(4)  Alpine has agreed contractually to waive and/or reimburse expenses of the Fund so that total annual fund operating expenses (including 12b-1 fees, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed annually 0.70% of the average net assets of the Class A shares and 0.45% of the average net assets of the Institutional Class shares. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of interest expense. This arrangement cannot be terminated prior to February 28, 2019 without the Alpine Equity Trust’s Board of Trustees’ consent. Alpine may recapture amounts waived and/or reimbursed to a class if such recapture occurs within three years of the waiver and/or reimbursement and does not cause the total annual fund operating expenses of the Fund for any year to exceed the limits described above.

(5)  Aberdeen Funds and AAMI have entered into a written contract limiting operating expenses to 0.70% for Class A shares and 0.45% for Institutional Class shares. This contractual limitation may not be terminated without the approval of the Independent Trustees before the end of the two year period following the closing date of the reorganization of the Predecessor Fund into the Fund. This limit includes Rule 12b-1 Fees, but excludes certain expenses, including any interest, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The Fund is authorized to reimburse AAMI for management fees previously limited and/or for expenses previously paid by AAMI, provided, however, that any reimbursements must be paid at a date not more than three years after the date when AAMI limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by AAMI.

The expense example line relating to the Acquiring Fund under “Example” in the chart “ASSUMING YOU REDEEM YOUR SHARES” under “What are the fees and expenses of the Target Funds compared to the Acquiring Funds” on page 19 is replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class A
Aberdeen Ultra Short Municipal Income Fund	$121	$326	$549	$1,188

The chart labeled “Front-End Sales Charges for Class A Shares of Aberdeen High Yield Managed Duration Municipal Fund and Aberdeen Ultra Short Municipal Income Fund” under “Share Classes” in the “Investing with Aberdeen Funds” section beginning on page 33 is replaced with the following:

Front-End Sales Charges for Class A Shares of Aberdeen Ultra Short Municipal Income Fund

	Sales Charge as a Percentage of
		Net Amount Invested
Amount of Purchase	Offering Price*	(Approximately)

Less than $250,000	0.50%	0.50%
$250,000 or more	None	None

*                 The offering price of Class A Shares of the Fund is the next determined NAV per share plus the initial sales charge listed in the table above which is paid to the Fund’s distributor at the time of purchase of shares.

Front-End Sales Charges for Class A Shares of High Yield Managed Duration Municipal Fund

	Sales Charge as a Percentage of		Dealer Commission
		Net Amount Invested	as Percentage of
Amount of Purchase	Offering Price*	(Approximately)	Offering Price

Less than $100,000	4.25%	4.44%	3.75%
$100,000 up to $250,000	3.50	3.63	3.00
$250,000 up to $500,000	2.50	2.56	2.00
$500,000 up to $1 million	2.00	2.04	1.75
$1 million or more	None	None	None**

*                 The offering price of Class A Shares of the Fund is the next determined NAV per share plus the initial sales charge listed in the table above which is paid to the Fund’s distributor at the time of purchase of shares.

**          Dealer may be eligible for a finder’s fee as described in “Purchasing Class A Shares without a Sales Charge” below.

The paragraph beginning with “Contingent Deferred Sales Charges on Class A Shares”  under “What are the Sales Load, Redemption Fees and Rule 12b-1 Arrangements for Target Funds and Acquiring Funds?” beginning on page 33 is replaced with the following:

Contingent Deferred Sales Charges on Class A Shares. Class A shares of the Target Funds and Acquiring Funds may both be subject to contingent deferred sales charges except that neither the Alpine Ultra Short Municipal Income Fund nor its corresponding Acquiring Fund, the Aberdeen Ultra Short

Municipal Income Fund, have contingent deferred sales charges. Class A shares of the Aberdeen High Yield Managed Duration Municipal Fund and Aberdeen Ultra Short Municipal Income Fund may be subject to a contingent deferred sales load of 0.75%, while the remaining Acquiring Funds may be subject to a contingent deferred sales load of 1.00%. This contingent deferred sales charge is only applicable in the event that a Class A shareholder bought shares without paying a sales charge (and is not otherwise eligible to purchase Class A shares without a sales charge), redeems within 18 months of purchase and a finder’s fee was paid. This compares to a contingent deferred sales charge of 1.00% of shares of the Target Funds if shares are redeemed within 12 months of purchase as part of an investment greater than $1,000,000 if no front-end sales charge was paid at the time of purchase and a concession was paid to the financial intermediary or dealer, except that there is a contingent deferred sales charge of 0.50% applicable to shares of the Alpine High Yield Managed Duration Municipal Fund if shares are redeemed within 12 months of purchase as part of an investment greater than $250,000 if no front-end sales charge was paid at the time of purchase and a concession was paid to the financial intermediary or dealer and there is no contingent deferred sales charge applicable to shares of the Alpine Ultra Short Municipal Income Fund. Following the Reorganizations, Target Fund shareholders will only be subject to a CDSC on any purchased Class A shares of the Acquiring Funds and will not be subject to a CDSC on shares of the Acquiring Funds received in the Reorganizations.

The fourth bullet point paragraph under “Reduction of Class A Sales Charges” on page 34 is replaced with the following:

•                       Letter of Intent Discount. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares (at least $250,000 in Class A shares of the Aberdeen Ultra Short Municipal Income Fund and at least $100,000 in Class A Shares of the Aberdeen High Yield Managed Duration Municipal Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You can also combine your holdings of Class A and Class C shares in the Aberdeen Funds and Aberdeen Investment Funds to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

The fourth bullet point paragraph under “Reduction of Class A Sales Charges” on page 82 is replaced with the following:

•                       Letter of Intent Discount. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares (at least $250,000 in Class A shares of the Aberdeen Ultra Short Municipal Income Fund and at least $100,000 in Class A Shares of the Aberdeen High Yield Managed Duration Municipal Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You can also combine your holdings of Class A and Class C shares in the Aberdeen Funds and Aberdeen Investment Funds to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges. The Target Funds offer a similar letter of intent discount, however, the minimum dollar amount required to qualify varies amongst the Target Funds. The Alpine High Yield Managed Duration Municipal Fund has a minimum of $100,000 for letter of intent discount, the Alpine Ultra Short Municipal Income Fund has a minimum of $250,000 and the remaining Target Funds have a $25,000 minimum.

The section “Purchasing Class A Shares Without a Sales Charge” section on page 83 is replaced with the following:

Purchases of $1 million or more of Class A shares (or $250,000 or more of Class A shares of the Ultra Short Municipal Income Fund) have no front-end sales charge. You can purchase $1 million or more (or $250,000 or more) in Class A shares in one or more of the funds offered by the Trust (including the Funds in this prospectus) at one time. Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge (CDSC) may apply when you redeem your shares in certain circumstances (see “Contingent Deferred Sales Charges on Certain Redemptions of Class A Shares”).

Other than with respect to Ultra Short Municipal Income Fund, a CDSC of up to 1.00% (up to 0.75% for High Yield Managed Duration Municipal Fund) applies to purchases of $1 million or more of Class A Shares if a “finder’s fee” is paid by the Funds’ distributor or Adviser to your financial advisor or intermediary and you redeem your shares within 18 months of purchase. The CDSC covers the finder’s fee paid to the selling dealer.

The CDSC does not apply:

•  if you are eligible to purchase Class A shares without a sales charge for another reason; or

•  if no finder’s fee was paid; or

•  to shares acquired through reinvestment of dividends or capital gains distributions.

Contingent Deferred Sales Charge on Certain Redemptions of Class A Shares (other than the Aberdeen High Yield Managed Duration Municipal Fund and Aberdeen Ultra Short Municipal Income Fund)

Amount of Purchase	Amount of CDSC
$1 Million up to $4 Million	1.00%
$4 Million up to $25 Million	0.50%
$25 Million or More	0.25%

Contingent Deferred Sales Charge on Certain Redemptions of Class A Shares of the High Yield Managed Duration Municipal Fund

Amount of Purchase	Amount of CDSC
$1 Million up to $4 Million	0.75%
$4 Million up to $25 Million	0.50%
$25 Million or More	0.25%

A shareholder may be subject to a CDSC (except with respect to the Aberdeen Ultra Short Municipal Income Fund) if he or she did not pay an up-front sales charge and redeems Class A shares within 18 months of the date of purchase. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Following the Reorganizations, Target Fund shareholders will only be subject to a CDSC on any purchased Class A shares of the Acquiring Funds (except for the Aberdeen Ultra Short Municipal Income Fund, which does not have a CDSC) and will not be subject to a CDSC on shares of the Acquiring Funds received in the Reorganizations. The CDSC of Class A shares for the Target and Acquiring Funds are described above; however, the CDSC for Class A shares of other Aberdeen Funds may be different and are described in their respective prospectuses. If you purchase more than one Aberdeen Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Aberdeen Funds purchased and is proportional to the amount you redeem from each Aberdeen Fund.

Please retain this Supplement for future reference.